Leases	12 Months Ended
Jan. 31, 2021
Leases [Abstract]
LEASES
11.	LEASES

The Company had operating leases for its facilities used for research and development, sales and administration. These leases have been terminated. The Company is currently operating its manufacturing operations on a month-to-month basis in a North Carolina facility under a verbal commitment. The monthly rent is $4,200.

See financing leases for equipment in Note 5.